UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22263

Exchange Traded Concepts Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, OK 73120

(Address of principal executive offices) (Zip code)

J. Garrett Stevens

Exchange Traded Concepts Trust

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, OK 73120

(Name and address of agent for service)

Copy to:

Christopher Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

Registrant’s telephone number, including area code: 1-405-778-8377

Date of fiscal year end: November 30, 2021

Date of reporting period: November 30, 2021

Item 1. Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

EXCHANGE TRADED CONCEPTS TRUST

Capital Link NextGen Vehicles & Technology ETF

Annual Report

November 30, 2021

Capital Link
NextGen Vehicles & Technology ETF

Table of Contents

The Fund files its complete schedules of investments with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020) within sixty days after the end of the period. The Fund’s Forms N-Q and N-PORT are available on the Commission’s website at https://www.sec.gov.

Exchange Traded Concepts, LLC’s proxy voting policies and procedures are attached to the Fund’s Statement of Additional Information (the “SAI”). The SAI, as well as information relating to how the Fund voted proxies relating to the Fund’s securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-833-466-6383 and on the Commission’s website at https://www.sec.gov.

Capital Link

NextGen Vehicles & Technology ETF

Management Discussion of Fund Performance

November 30, 2021 (Unaudited)

Dear Shareholders

On behalf of the entire Capital Link ETF team, we want to express our appreciation for the confidence you have placed in the Capital Link Global Green Energy Transport and Technology Leaders ETF (formerly, Capital Link NextGen Vehicles & Technology ETF) (“EKAR” or the “Fund”). The following information pertains to the fiscal year December 1, 2020 through November 30, 2021, and does not reflect recent changes to the Fund.

During the most recent fiscal year, EKAR tracked the ATFI NextGen Transport Technology Index, which is comprised of a basket of global stocks that have exposure to the theme of electric and self-driving/autonomous vehicles. Over the next decade, auto industry experts expect a dramatic production shift away from light vehicles powered by internal combustion engines to those propelled by electric batteries. Meanwhile, the world’s adoption of autonomous vehicles is being supported by a growing trend toward shared mobility, technological advancements and an evolving regulatory environment. To give this basket a more defined framework, stocks are placed in one of four custom stakeholder categories in terms of how they relate to the theme: Battery, OEMs, Suppliers and Semis & Software. Definitions of these categories.

1) Battery Producers: companies that mine for metals (such as lithium or cobalt) used in the production of batteries, manufacture of materials and specialty chemicals and components used in batteries, and production of battery cells; (2) Original Equipment Manufacturers: (“OEMs”) companies that design, manufacture and/or distribute Next Generation Vehicles; (3) Suppliers: companies that produce or distribute parts and components used in Next Generation Vehicles; and (4) Semis and Software: companies that (i) produce semiconductors used in but not limited to advanced driver-assistance systems (“ADAS”), light detection and ranging (“LiDAR”) and infotainment systems in Next Generation Vehicles and (ii) develop software necessary for sensing, mapping, and providing driving policy within Next Generation Vehicles. “Next Generation Vehicles” include both New Energy Vehicles (battery electric vehicles, plug-in hybrid electric vehicles, and fuel cell electric vehicles) and Autonomously Driven Vehicles.

Strong performance among automobile manufacturers positively impacted EKAR’s performance over the past year. In particular, stocks of electric vehicle (EV) manufacturers experienced especially strong performance. Tesla, EKAR’s largest holding, more than doubled during the fiscal year. Additionally, companies producing components for EVs performed strongly. Producers of materials such as the lithium used in EV batteries performed well as did semiconductor companies whose chips are used in the advanced circuitry of not only EVs but most newer vehicles.

The Fund had positive performance during the fiscal year ended November 30, 2021. The market price for EKAR increased 28.75%, and the net asset value increased 28.90% while the S&P 500 Index, a broad equity market index, gained 27.92% over the same period. The Fund’s Index returned 29.12%.

We appreciate your investment in EKAR.

The Fund began trading on February 13, 2018, and had 275,000 shares outstanding as of November 30, 2021. We appreciate your investment in EKAR.

Sincerely,

J. Garrett Stevens,
Chief Executive Officer
Exchange Traded Concepts, Adviser to the Fund

Capital Link

NextGen Vehicles & Technology ETF

Management Discussion of Fund Performance

November 30, 2021 (Unaudited) (Concluded)

Growth of a $10,000 Investment

(at Net Asset Value)

	AVERAGE TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2021
	One Year		Three Year		Annualized Inception to Date*
	Net Asset Value	Market Price	Net Asset Value	Market Price	Net Asset Value	Market Price
Capital Link NextGen Vehicles & Technology ETF	28.90%	28.75%	29.26%	29.14%	16.91%	16.98%
ATFI NextGen Transport Technology Index	29.12%	29.12%	29.88%	29.88%	17.76%	17.76%
S&P 500® Index	27.92%	27.92%	20.38%	20.38%	17.44%	17.44%

$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
2/12/18
Nov 18
Nov 19
Nov 20
Nov 21
$18,611
$18,443
$18,098
Capital Link NextGen Vehicles & Technology ETF*
ATFI NextGen Transport Technology Index
S&P 500® Index

*      The Fund commenced operations on February 12, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus, containing this and other information, is available at cli-etfs.com. Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal.

Current performance may be lower or higher than the performance data shown above.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P® 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the S&P® 500 Index proportionate to its market value.

Capital Link

NextGen Vehicles & Technology ETF

Schedule of Investments

November 30, 2021

Sector Weightings†

42.3% Consumer Discretionary
26.4% Information Technology
14.7% Industrials
8.0% Materials
7.6% Communication Services
0.9% Repurchase Agreements
0.1% Cash Equivalents

† Sector weightings percentages are based on the total fair value of investments. Repurchase agreements purchased from cash collateral investments. Please see Notes 2 and 6 in Notes to Financial Statements for more detailed information.

Description	Shares	Fair Value
COMMON STOCK — 99.8%

Belgium — 0.8%
Umicore	1,934	$93,628

Canada — 3.6%
First Quantum Minerals	8,178	173,595
Linamar	1,649	94,276
Magna International	2,085	155,627
		423,498
Chile — 1.1%
Sociedad Quimica y Minera de Chile ADR	1,971	122,715

China — 5.3%
Baidu ADR*	2,141	320,808
NIO ADR*	2,934	114,807
NXP Semiconductors	834	186,282
		621,897
France — 5.1%
Airbus*	2,142	238,016
Faurecia	1,538	65,611
Renault*	5,498	176,125
Valeo	4,364	125,455
		605,207
Germany — 10.9%
Continental*	2,684	286,098
Daimler(A)	5,422	506,546
Infineon Technologies	4,765	214,163
Siemens	1,799	286,084
		1,292,891
Description	Shares	Fair Value
Hong Kong — 6.8%
BAIC Motor, Cl H	161,500	$66,706
BYD, Cl H	6,500	255,469
Geely Automobile Holdings	33,000	97,994
Great Wall Motor, Cl H	22,500	94,088
Guangzhou Automobile Group, Cl H	106,000	108,504
MMG*	124,000	45,014
Sinotruk Hong Kong	39,000	57,831
Zijin Mining Group, Cl H	62,000	82,393
		807,999
Japan — 20.8%
Denso	4,100	300,824
Honda Motor	14,200	387,813
Nidec	3,200	366,374
Panasonic	16,100	176,179
Renesas Electronics*	6,300	80,009
Rohm	700	65,533
Sumitomo Chemical	13,100	60,456
Sumitomo Metal Mining	2,400	89,473
TDK	3,000	118,896
Toray Industries	16,000	93,115
Toyota Motor	25,500	449,386
Toyota Tsusho	2,500	109,098
Yaskawa Electric	3,700	165,864
		2,463,020
Russia — 1.0%
Yandex, Cl A*	1,614	116,111

South Korea — 5.9%
Hyundai Mobis	812	150,725
Hyundai Motor	1,129	185,807
Kia	2,005	131,315
Samsung Electro-Mechanics	596	83,537
Samsung SDI	261	151,164
		702,548
Sweden — 1.5%
Autoliv	799	77,016
Veoneer*	2,886	102,741
		179,757
Switzerland — 4.7%
ABB	10,893	375,381
STMicroelectronics	3,685	178,771
		554,152

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Vehicles & Technology ETF

Schedule of Investments

November 30, 2021 (Concluded)

Description	Shares	Fair Value
United States — 32.3%
Communication Services — 4.0%
Alphabet, Cl A*	165	$468,262

Consumer Discretionary — 9.3%
Aptiv PLC*	1,274	204,286
Luminar Technologies, Cl A(A)*	6,851	111,671
Tesla*	688	787,595

Information Technology — 17.4%
Advanced Micro Devices*	2,250	356,333
Ambarella*	643	115,431
Intel	7,198	354,142
Marvell Technology	2,700	192,159
MaxLinear, Cl A*	2,146	144,490
NVIDIA	1,667	544,709
ON Semiconductor*	2,184	134,163
Skyworks Solutions	1,476	223,850

Materials — 1.6%
Albemarle	325	86,609
FMC	1,043	104,498
		3,828,198
Total Common Stock (Cost $9,102,648)		11,811,621

MONEY MARKET — 0.1%
JPMorgan U.S. Government Money Market Fund, Cl I 0.01%(B)	12,435	12,435
Total Money Market (Cost $12,435)		12,435

Description	Shares	Fair Value
REPURCHASE AGREEMENT — 0.9%(C)(D)
Citigroup 0.060%, dated 11/30/2021 to be repurchased on 12/01/2021, repurchase price $112,263 (collateralized by U.S. Government obligations, ranging in par value $0 – $16,907, 0.000% – 6.625%, 12/08/2021 – 11/15/2051; with total market value $114,513)	112,263	$112,263
Total Repurchase Agreement (Cost $112,263)		112,263

Total Investments — 100.8% (Cost $9,227,346)		$11,936,319

Percentages are based on net assets of $11,844,411.

*       Non-income producing security.

(A)   Certain securities or partial positions of certain securities are on loan at November 30, 2021 (see Note 6). The total market value of securities on loan at November 30, 2021 was $503,736.

(B)   The rate reported is the 7-day effective yield as of November 30, 2021.

(C)   Tri-Party Repurchase Agreement.

(D)   This security was purchased with cash collateral held from securities on loan (see Note 6). The total market value of such securities as of November 30, 2021 was $112,263.

The following is a list of the inputs used as of November 30, 2021 in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$11,811,621	$—	$—	$11,811,621
Repurchase Agreement	—	112,263	—	112,263
Money Market	12,435	—	—	12,435
Total Investments in Securities	$11,824,056	$112,263	$—	$11,936,319

For the year ended November 30, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Vehicles & Technology ETF

Statement of Assets and Liabilities

November 30, 2021

Assets:
Investments and Repurchase Agreement, at Cost	$9,227,346
Cost of Foreign Currency	1,668
Investments at Fair Value*	$11,824,056
Repurchase Agreements at Value	112,263
Foreign Currency at Value	1,664
Dividends Receivable	16,366
Reclaims Receivable	8,890

Total Assets	11,963,239

Liabilities:
Payable Upon Return on Securities Loaned	112,263
Advisory Fees Payable	6,565
Total Liabilities	118,828

Net Assets	$11,844,411

Net Assets Consist of:
Paid-in Capital	$9,101,949
Total Distributable Earnings	2,742,462
Net Assets	$11,844,411

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	275,000
Net Asset Value, Offering and Redemption Price Per Share	$43.07

*       Includes Market Value of Securities on Loan of $503,736.

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Vehicles & Technology ETF

Statement of Operations

For the year ended November 30, 2021

Investment Income:
Dividend Income	$129,905
Income from Securities Lending	6,100
Less: Foreign Taxes Withheld	(16,504)
Total Investment Income	119,501

Expenses:
Advisory Fees	100,515
Other Fees	6
Less: Management Fee Waiver	(31,742)

Net Expenses	68,779

Net Investment Income	50,722

Net Realized Gain on:
Investments(1)	418,589
Foreign Currency Transactions	374

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	1,565,740
Foreign Currency Translations	(455)
Net Realized and Unrealized Gain on Investments	1,984,248

Net Increase in Net Assets Resulting from Operations	$2,034,970

(1)    Includes realized gains and losses as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Vehicles & Technology ETF

Statements of Changes in Net Assets

	Year Ended November 30, 2021	Year Ended November 30, 2020
Operations:
Net Investment Income	$50,722	$25,081
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions(1)	418,963	(409)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	1,565,285	1,197,204

Net Increase in Net Assets Resulting from Operations	2,034,970	1,221,876

Distributions:	(30,477)	(18,739)
Capital Share Transactions:
Issued	6,541,647	1,358,704
Redeemed	(898,516)	—
Increase in Net Assets from Capital Share Transactions	5,643,131	1,358,704

Total Increase in Net Assets	7,647,624	2,561,841
Net Assets:
Beginning of Year	4,196,787	1,634,946
End of Year	$11,844,411	$4,196,787
Share Transactions:
Issued	175,000	50,000
Redeemed	(25,000)	—

Net Increase in Shares Outstanding from Share Transactions	150,000	50,000

(1)    Includes realized gains and losses as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Capital Link

NextGen Vehicles & Technology ETF

Financial Highlights

Selected Per Share Data & Ratios

Year or Period Ended November 30,

For a Share Outstanding Throughout the Period/Year

	Net Asset Value, Beginning of Year/ Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year/ Period	Market Price, End of Year/ Period	Total Return(1)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers)	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover(2)
2021	$ 33.57	$ 0.19	$ 9.48	$ 9.67	$ (0.17)	$ —	$ (0.17)	$ 43.07	$ 43.16	28.90%	$11,844	0.65%^	0.95%	0.48%	22%
2020	21.80	0.26	11.76	12.02	(0.25)	—	(0.25)	33.57	33.68	55.70	4,197	0.65^	0.95	1.12	34
2019	20.95	0.28	1.20	1.48	(0.63)	—	(0.63)	21.80	21.88	7.60	1,635	0.65^	0.96	1.38	27
2018(3)	25.00	0.33	(4.38)	(4.05)	—	—	—	20.95	21.06	(16.20)	1,048	0.65(4)	0.95(4)	1.69(4)	86

*       Per share data calculated using average shares method.

^      The Ratio of Expenses to Average Net Assets includes the effect of a voluntary and/or contractual fee waiver (depending on the year) reducing expenses 0.30% (See Note 3 in Notes to Financial Statements).

(1)    Total return is for the period indicated and has not been annualized for periods less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)    Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

(3)    Commenced operations February 12, 2018.

(4)    Annualized.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021

1. ORGANIZATION

Exchange Traded Concepts Trust (the “Trust”) is a Delaware statutory trust formed on July 17, 2009. The Trust is registered with the Commission under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company consisting of multiple investment portfolios. The financial statements herein are those of Capital Link NextGen Vehicles & Technology ETF (the “Fund”). The Fund seeks to provide investment results that, before fees and expenses, track the performance of the ATFI NextGen Transport Technology Index (the “Index”). The Fund is classified as “diversified” under the 1940 Act. Exchange Traded Concepts, LLC (the “Adviser”), an Oklahoma limited liability company, serves as the investment adviser for the Fund and is subject to the supervision of the Board of Trustees (the “Board”). The Fund commenced operations on February 12, 2018.

Shares of the Fund are listed and traded on NYSE Arca, Inc. Market prices for the shares may be different from their net asset value (“NAV”). The Fund will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 25,000 shares, called “Creation Units”. Creation Units will be issued and redeemed principally in-kind for securities and/or cash constituting a substantial representation, or a representation of the securities on the Index. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The accompanying financial statements have been prepared in accordance with U.S. GAAP on the accrual basis of accounting. Management has reviewed Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”), and concluded that the Fund meets the criteria of an “investment company,” and therefore, the Fund prepares its financial statements in accordance with investment company accounting as outlined in ASC 946.

Use of Estimates and Indemnifications — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

Security Valuation — The Fund records investments at fair value. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price for long positions and at the most recent ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less when acquired will be valued at their market value. If a market value is not available from a pricing vendor or from an independent broker, the security shall be fair valued according to the Trust’s fair value

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

procedures. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Board. The Fund’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time, when under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value their securities if an event that may materially affect the value of the Fund’s securities that traded outside of the United States (a ‘‘Significant Event’’) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include, but are not limited to: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•    Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•    Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•    Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended November 30, 2021, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund’s policy is to classify interest and penalties associated with underpayment of Federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of November 30, 2021, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The Fund has reviewed all

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on their tax returns.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank until the repurchase date of the repurchase agreement. The Fund may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Fund’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

At November 30, 2021, the market value of the repurchase agreement outstanding was $112,263.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions to Shareholders — The Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. All distributions are recorded on ex-dividend date.

Creation Units — The Fund issues and redeems shares on a continuous basis at NAV and only in large blocks of at least 25,000 shares (each block of shares for the Fund is called a “Creation Unit” or multiples thereof). Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee of $1,300 per transaction. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $1,300 per transaction. In addition to the fixed creation or redemption transaction fee, an additional creation transaction fee may be charged. The Adviser may retain all or portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase or redemption of a Creation Unit, which the transaction fee is designed to cover.

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

The following table discloses the Creation Unit breakdown based on the NAV as of November 30, 2021:

Creation Unit Shares	Creation Transaction Fee	Value	Redemption Transaction Fee
25,000	$1,300	$1,076,765	$1,300

To the extent the Fund permits the contribution of securities in exchange for the purchase of shares (contribution in-kind), shares may be issued in advance of receipt by the Fund at all or a portion of the applicable deposit securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount of 115% of the daily mark-to-market of the missing deposit securities. Amounts are disclosed as Segregated Cash Balance with Authorized Participants for Deposit Security and Collateral Payable upon Return of Deposit Securities on the Statement of Assets and Liabilities, when applicable.

3. SERVICE PROVIDERS

Investment Advisory Agreement

The Adviser is located at 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120, its principle place of business, and 295 Madison Avenue, New York, New York 10017. The Adviser serves as investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Adviser is responsible for the day-to-day management of the Fund, including, among other things, implementing changes to the Fund’s portfolio in connection with any rebalancing or reconstitution of the Index, trading portfolio securities on behalf of the Fund, and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.95% of the average daily net assets of the Fund.

During the fiscal year ended November 30, 2021, the Adviser either voluntarily or contractually agreed to waive a portion of its management fee in an amount equal to 0.30% of the Fund’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

3. SERVICE PROVIDERS (continued)

The Adviser has entered into an arrangement with Capital Link, the Fund’s index provider, pursuant to which the Adviser and the Fund are permitted to use the Index. The Adviser is sub-licensing the rights to the Index to the Fund at no charge. As part of the arrangement between the Capital Link and the Adviser, Capital Link has agreed (1) to assume the obligation of the Adviser to pay all expenses of the Fund (except the Excluded Expenses) and (2) to the extent applicable, to pay the Adviser’s minimum fee under the arrangement.

A Trustee and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

Distribution Arrangement

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to an amended and restated Distribution Agreement dated November 10, 2011 (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor, as agent, receives orders to purchase shares in Creation Units and transmits such orders to the Fund’s custodian and transfer agent.

The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the expenses of maintaining its registration or qualification as a dealer or broker under federal or state laws; (ii) filing fees; and (iii) all other expenses incurred in connection with the distribution services that are not reimbursed by the Adviser, as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily assets each year for certain distribution-related activities. For the year ended November 30, 2021, no fees were paid by the Fund under the Plan and the Plan will only be implemented with approval of the Board.

Administrator, Custodian and Transfer Agent

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. The Bank of New York Mellon (the “Custodian” and “Transfer Agent”) serves as the Fund’s Custodian and Transfer agent pursuant to a Custodian Agreement and Transfer Agency Services Agreement. The Adviser of the Fund pays these fees.

An officer of the Trust is affiliated with the Administrator and receives no compensation from the Trust for serving as an officer.

4. INVESTMENT TRANSACTIONS

For the year ended November 30, 2021, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government and short-term securities were:

Purchases	Sales and Maturities
$2,532,684	$2,201,013

There were no purchases or sales of long-term U.S. Government securities by the Fund.

For the year ended November 30, 2021, there were in-kind transactions associated with creations and redemptions:

Purchases	Sales	Net Realized Gain/Loss
$5,826,709	$483,342	$321,185

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

4. INVESTMENT TRANSACTIONS (continued)

For the year ended November 30, 2020, there were in-kind transactions associated with creations and redemptions:

Purchases	Sales	Net Realized Gain/Loss
$1,236,860	$—	$—

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), in the period that the differences arise.

Accordingly, the following permanent differences which are primarily attributable to redemption in kind transactions, have been reclassified within the components of net assets for the year ended November 30, 2021.

Paid-in Capital	Distributable Earnings (Loss)
$321,185	$(321,185)

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

Ordinary Income
2021	$30,477
2020	18,739

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$150,926
Undistributed Long-Term Capital Gains	1,656
Unrealized Appreciation	2,589,880
Total Distributable Earnings	$2,742,462

As of November 30, 2021, the Fund utilized $67,217 in short-term capital loss carryforwards to offset capital gains.

For federal income tax purposes, the cost of investments owned at November 30, 2021, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales and passive foreign investment companies which cannot be used for federal income tax purposes in the current period and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at November 30, 2021, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$9,346,160	$3,012,267	$(422,387)	$2,589,880

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

6. SECURITIES LENDING

The Fund has entered into a Securities Lending Agreement with the Bank of New York Mellon (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the value of domestic equity securities and American Depositary Receipts (“ADR”) and 105% of the value of foreign equity securities (other than ADRs). However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent and the Fund earns a return from the collateral. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Fund that might occur during the term of the loan would be for the account of the Fund.

Cash collateral received in connection with securities lending is invested in repurchase agreements. The Fund does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund’s Schedule of Investments.

Securities lending transactions are entered into by the Fund under the Securities Lending Agreement, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Fund, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of November 30, 2021:

Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*	Value of Non-cash Collateral Received**	Net Amount
$503,736	$112,263	$391,473	$—

*       The amount of collateral reflected in the table is presented on the Statement of Assets and Liabilities.

**     The amount of collateral reflected in the table does not include any over-collaterization received by the Fund.

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

6. SECURITIES LENDING (continued)

The value of loaned securities and related collateral outstanding at November 30, 2021 are shown in the Schedule of Investments. The value of the collateral held may be temporarily less than that required under the lending contract. As of November 30, 2021, the cash collateral was invested in Repurchase Agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the collateral, as of November 30, 2021:

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Repurchase Agreements	$112,263	$—	$—	$—	$112,263
U.S. Government Securities	—	768	7,618	407,056	415,442
Total	$112,263	$768	$7,618	$407,056	$527,705

7. RISKS OF INVESTING IN THE FUND

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

Commodity-Linked Security Risk:    Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Common Stock Risk:    Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Exchange Rate Risk:    To the extent the Fund invests in securities denominated in non-U.S. currencies, changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non- U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipt Risk:    ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market.

Early Close/Trading Halt Risk:    An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk:    Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Sub-Adviser’s ability to evaluate local companies and impact the Fund’s performance. Investments in securities of issuers in emerging markets may also be exposed to risks related to a lack of liquidity, greater potential for market manipulation, issuers’ limited reliable access to capital, and foreign investment structures. Additionally, the Fund may have limited rights and remedies available to it to pursue claims against issuers in emerging markets.

Foreign Securities Risk:    Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Non-U.S. issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. In addition, where all or a portion of the Fund’s portfolio holdings trade in markets that are closed when the Fund’s market is open, there may be valuation differences that could lead to differences between the Fund’s market price and the value of the Fund’s portfolio holdings.

Geographic Investment Risk:    To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Geopolitical Risk:    Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund’s investments.

Index Tracking Risk:    The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

Industry Concentration Risk:    Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Issuer-Specific Risk:    Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Automobiles Industry Concentration Risk:    The automobiles industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major manufacturers are large, financially strong companies, many others are small and can be non-diversified in both product line and customer base. Additionally, developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if any. Companies in the automobiles industry may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance.

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

Large Capitalization Risk:    Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Concentration Risk:    Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk:    The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Methodology Risk:    The Fund seeks to track the performance of stocks of companies selected using a proprietary categorization and ranking Methodology developed by the Index Creator. No assurance can be given that stocks of innovators of companies selected according to the Methodology will outperform stocks of other companies. Moreover, there is no guarantee that the Methodology will generate or produce the intended results.

Mid-Capitalization Risk:    The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Next Generation Vehicles Risk:    Next Generation Vehicles are a relatively new development and there can be no assurance that they will be widely adopted by the general public. Companies engaged in activities related to Next Generation Vehicles may be sensitive to risks associated with emerging technology companies, which include, but are not limited to, small or limited markets for securities of such companies, changes in business cycles, world Next Generation economic growth, technological progress, rapid obsolescence, and government regulation. Rapid change to technologies that affect a company’s products could have a material adverse effect on such company’s operating results. These companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Operational Risk:    The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Continued)

7. RISKS OF INVESTING IN THE FUND (continued)

Passive Investment Risk:    The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Sector Focus Risk:    The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors. While the Fund’s sector exposure is expected to vary over time based on the composition of the Index, the Fund anticipates that it may be subject to some or all of the risks described below. The list below is not a comprehensive list of the sectors to which the Fund may have exposure over time and should not be relied on as such.

Consumer Discretionary Sector Risk:    The Fund invests in consumer discretionary companies, which are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Information Technology Sector Risk:    The Fund is subject to the risk that market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, the loss of patent, copyright and trademark protections, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Smaller Fund Risk:    A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Tracking Stock Risk:    Many of the risks of investing in common stock are applicable to tracking stock. Tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division.

Therefore, tracking stock may decline in value even if the common stock of the larger company increases in value. In addition, holders of tracking stock may not have the same rights as holders of the company’s common stock.

Trading Risk:    Shares of the Fund may trade on the Exchange above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although

Capital Link
NextGen Vehicles & Technology ETF

Notes to Financial Statements

November 30, 2021 (Concluded)

7. RISKS OF INVESTING IN THE FUND (continued)

the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

8. RECENT MARKET EVENTS

The spread of COVID-19 around the world has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to the COVID-19 pandemic, as well as its impact on the U.S. and international economies. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may in turn impact the value of the Fund’s investments. The ultimate impact of the pandemic on the financial performance of the Fund’s investments is not reasonably able to be approximated at this time.

9. OTHER

At November 30, 2021, the records of the Trust reflected that 100% of the Fund’s total shares outstanding was held by three Authorized Participants in the form of Creation Units. However, the individual shares comprising such Creation Units are listed and traded on the NYSE Arca, Inc. and have been purchased and sold by persons other than Authorized Participants.

10. SUBSEQUENT EVENTS

Effective December 17, 2021 the name of the Fund has changed to Capital Link Global Green Energy Transport and Technology Leaders ETF and the name of the Index has changed to AF Global Green Energy Transport and Technology Leaders Index. The Fund’s new investment objective will seek to provide investment results that, before fees and expenses, correspond generally to the total return performance of the AF Global Green Energy Transport and Technology Leaders Index. The Fund will normally invest at least 80% of its net assets in securities of the Index. The Index is designed to measure the performance of a portfolio of companies that have business involvement in the development or use of or investment in new energy vehicles, autonomously driven vehicles, battery technology, renewable energy, and energy storage (“Green Energy Transport and Technology Leaders”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of Green Energy Transport and Technology Leaders.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of November 30, 2021.

Capital Link

NextGen Vehicles & Technology ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Capital Link NextGen Vehicles & Technology ETF and
Board of Trustees of Exchange Traded Concepts Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Link NextGen Vehicles & Technology ETF (the “Fund”), a series of Exchange Traded Concepts Trust, as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 28, 2022

Capital Link

NextGen Vehicles & Technology ETF

Trustees and Officers of the Trust

November 30, 2021 (Unaudited)

Set forth below is information about the Trustees of the Trust. The address of each Trustee of the Trust is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustee. The SAI may be obtained without charge by calling 833-466-6383.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)	Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011); President, Exchange Listed Funds Trust (since 2012).	19	None
Independent Trustees
Timothy Jacoby (1952)	Trustee	Since 2014	None.	37	Independent Trustee, Edward Jones Money Market Fund (since 2017); Audit Committee Chair, Perth Mint Physical Gold ETF (2018 to 2020).

Capital Link

NextGen Vehicles & Technology ETF

Trustees and Officers of the Trust

November 30, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (continued)
Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	37	None.
Stuart Strauss(3) (1953)	Trustee	Since 2021	Partner, Dechert, LLP (2009 to 2020).	19	None.
Mark Zurack (1957)	Trustee	Since 2011	Professor, Columbia Business School (since 2002).	19	Independent Trustee, AQR Funds (35 portfolios) (since 2014); Independent Trustee, Exchange Listed Funds Trust (2019).

(1)        Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)        The Fund complex includes each series of the Trust and of Exchange Listed Funds Trust.

(3)        Mr. Strauss was appointed as an Independent Trustee effective January 1, 2021.

Capital Link

NextGen Vehicles & Technology ETF

Trustees and Officers of the Trust

November 30, 2021 (Unaudited) (Concluded)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, James J. Baker, and Matthew Fleischer is c/o Exchange Traded Concepts Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120; and the address of Eric Olsen is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers
J. Garrett Stevens (1979)	Trustee and President	Trustee (Since 2009); President (Since 2011)

Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Listed Funds Trust (since 2012).

Richard Hogan (1961)	Secretary	Since 2011

President, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2003); Trustee and Secretary, Exchange Listed Funds Trust (since 2012); Board Member, Peconic Land Trust (2012 to 2016); Managing Member, Yorkville ETF Advisors (2011 to 2016).

James J. Baker Jr. (1951)	Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011); Managing Partner, Yorkville ETF Advisors (2012 to 2016).
Eric Olsen (1970)	Assistant Treasurer	Since 2021	Director, Fund Accounting, SEI Investments Global Funds Services (since 2021); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013 to 2021).
Matthew Fleischer (1983)	Chief Compliance Officer	Since 2021

Associate Counsel, Ameriprise Financial, Columbia Threadneedle Funds (2015 to 2017); Vice President, Compliance, Goldman Sachs Group, Inc., Goldman Sachs Asset Management Funds (2017 to 2021); Chief Compliance Officer, Exchange Listed Funds Trust (since 2021); Chief Compliance Officer, Exchange Traded Concepts Trust (since 2021).

(1)        Each officer serves at the pleasure of the Board.

Capital Link

NextGen Vehicles & Technology ETF

Disclosure of Fund Expenses

(Unaudited)

All ETFs have operating expenses. As a shareholder of the Fund you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses, dividend expense on securities sold short, and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2021 to November 30, 2021).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 6/1/2021	Ending Account Value 11/30/21	Annualized Expense Ratios	Expenses Paid During Period(1)
Capital Link NextGen Vehicles & Technology ETF
Actual Fund Return	$ 1,000.00	$ 1,080.90	0.65%	$ 3.41
Hypothetical 5% Return	$ 1,000.00	$ 1,021.79	0.65%	$ 3.31

(1)        Expenses are equal to the Fund’s annualized expense ratio (including broker expense) multiplied by the average account value over the period, multiplied 183/365 (to reflect the one-half year period shown).

Capital Link

NextGen Vehicles & Technology ETF

Notice to Shareholders

(Unaudited)

For shareholders that do not have a November 30, 2021, 2021 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended November 30, 2021, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit
0.00%	100.00%	100.00%	12.63%	80.53%	0.00%	0.00%	0.00%	33.89%

(1)        Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)        The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)        U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax.

(4)        The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)        The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended November 30, 2021 the total amount of foreign source income is $74,636. The total amount of foreign tax paid is $15,624. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Capital Link

NextGen Vehicles & Technology ETF

Supplemental Information

(Unaudited)

NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “market price” of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s market price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and market price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Fund’s website at cli-etfs.com.

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10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Investment Adviser:
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
151 North Franklin Street
Suite 575
Chicago, IL 60606

This information must be preceded or accompanied by a current prospectus for the Fund described.

INN-AR-002-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer or any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert Timothy Jacoby is an independent trustee as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd (Cohen) related to the Registrant.

Cohen billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$109,750	N/A	N/A	$97,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$27,000	N/A	N/A	$23,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2021	2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)       Not Applicable.

(g)       The aggregate non-audit fees and services billed by Cohen for the fiscal years 2021 and 2020 were $27,000 and $23,500, respectively.

(h)       During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee, which is composed of the Registrant's Independent Trustees: Timothy Jacoby, Stuart Strauss, Linda Petrone and Mark Zurack.

Item 6. Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for the Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exchange Traded Concepts Trust

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Garrett Stevens
J. Garrett Stevens, Trustee and President

Date: February 7, 2022

By	/s/ James J. Baker
James J. Baker, Jr., Treasurer

Date: February 7, 2022